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                                                             Exhibit 99.26(e)(8)

APPLICATION 1A
INDIVIDUAL LIFE INSURANCE
                                                              [SECURIAN(R) LOGO]
MINNESOTA LIFE INSURANCE COMPANY - A Securian Company
Life New Business - 400 Robert Street North - St. Paul, Minnesota 55101-2098


PROPOSED INSURED INFORMATION

Proposed insured name (last, first, middle)                                                      Social Security number

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Earned income            Unearned income          Total net worth           Liquid net worth     Date of birth (mm/dd/yyyy)

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Gender                Primary telephone number                 Driver's license number           Issue state   Expiration date
[_] Male [_] Female                    [_] Cell  [_] Landline
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Occupation                                                                                       Years in occupation

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Street address (no P.O. Box)                                                                     Apartment or unit number

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City                                                                        State                Zip code

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Email address

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1. Birthplace (state or, if outside the U.S., country)

2. Is the proposed insured a U.S. citizen? If no, citizen of:                                                [_] Yes  [_] No

   Visa type

3. A. Has the proposed insured smoked cigarettes in the past 12 months?                                      [_] Yes  [_] No

   B. Has the proposed insured ever smoked cigarettes?                                                       [_] Yes  [_] No
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   Current smoker   Past smoker   Packs per day   Date last cigarette smoked (mm/dd/yy)
        [_]           [_]
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   C. Has the proposed insured used tobacco or nicotine of any kind, other than cigarettes,                  [_] Yes  [_] No
      in any form, in the last 12 months?

   D. Has the proposed insured ever used tobacco or nicotine of any kind, other than                         [_] Yes  [_] No
      cigarettes in any form?
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   What type        Current user  Past user       How much         Date of last use (mm/dd/yy)
                         [_]         [_]
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OWNER INFORMATION

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Owner name (last, first, middle)                                                                             Gender
                                                                                                             [_] Male [_] Female
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Date of birth/trust (mm/dd/yyyy)                                  Social Security or tax ID number

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Relationship to proposed insured                                  Primary telephone number
                                                                                       [_] Cell  [_] Landline
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[_] Individual  [_] Trust  [_] Corporate  [_] Partnership
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Street address (no P.O. Box)                                                                       Apartment or unit number

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City                                                       State                                   Zip code

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Email address

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

ICC16-72540

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SPECIAL MAILING ADDRESS

[_]   Third Party notification - The address listed below will receive notice of overdue premium or pending lapse.

[_]   Billing address - All premium notices will be sent to the address below.

[_]   Special mailing address - The address listed below will receive all correspondence for this policy. If a billing address is requested, the special mailing address will not receive a copy of the premium notice.

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Name (last, first, middle)

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Address

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City                                                                                                  State             Zip code

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PRODUCTS AND ADDITIONAL AGREEMENTS

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Product applied for                                              Amount of insurance (face amount)

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                      UNIVERSAL LIFE ONLY                                          WHOLE LIFE ONLY
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Total annual planned premium                                     Additional premium

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Additional premium                                               Custom pay

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Death benefit option:                                            Pay to age
[_] Level   [_] Increasing   [_] Sum of premiums
                                                                 -------------------------------------------------------------------
Death Benefit Qualification Test                                 Dividend option
[_] Guideline Premium Test (GPT)
[_] Cash Value Accumulation Test (CVAT)                          -------------------------------------------------------------------

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ADDITIONAL BENEFITS AND AGREEMENTS






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THE FOLLOWING BENEFITS AND AGREEMENTS WILL BE ADDED IF AVAILABLE FOR YOUR POLICY, UNLESS YOU CHOOSE TO OMIT THEM:

[_] Omit Automatic Premium Loan Provision   [_] Omit Indexed Loan Agreement  [_] Omit Policy Split Agreement

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PREMIUM AND BILLING INFORMATION

PAYMENT METHOD:

[_] New Monthly Electronic Funds Transfer                     [_] Existing Monthly Electronic Funds Transfer
[_] Quarterly   [_] Semi-Annual   [_] Annual                      (plan number)

SOURCE OF FUNDS:

QUALIFIED ASSETS                                NON-QUALIFIED ASSETS                           OTHER
[_] Non-Governmental 403(b) plan                [_] Non-qualified annuity                      [_] Earnings
[_] Employer sponsored qualified retirement     [_] Existing insurance                         [_] Gift/Inheritance
    plan (401k plan, pension plan)              [_] Non-qualified retirement plan              [_] Home equity
[_] Governmental or non-electing church         [_] Sale of investments
    qualified retirement plan                   [_] Savings
[_] IRA (including Roth IRA and Individual
    Retirement Annuities)
[_] Section 457 plan
[_] Governmental or ministers 403(b) plan

If you are partially or wholly liquidating taxable funds such as income producing funds, qualified retirement assets (including
IRA's), annuities or investments, your signature on this application confirms your understanding that there may be tax consequences to doing so. You should consult your tax advisor.

BENEFICIARY INFORMATION

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Class:  [_] Primary             %     [_] Contingent             %

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Name (first, middle, last)

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Relationship to insured                                       Birth/trust date

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Address                                                       City, state, zip code

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Telephone number                                              Social security/tax ID number

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Email address

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Class:  [_] Primary             %     [_] Contingent             %

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Name (first, middle, last)

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Relationship to insured                                       Birth/trust date

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Address                                                       City, state, zip code

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Telephone number                                              Social Security/tax ID number

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Email address

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

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IN FORCE, PENDING AND REPLACEMENT

Excluding this policy, does the proposed insured have any life insurance or annuities in force or                  [_] Yes [_] No
pending? (This includes life insurance sold or assigned, or that is in the process of being sold or assigned.) If yes, provide details in the chart below.

Excluding this policy, has there been, or will there be, replacement or any existing life insurance or             [_] Yes [_] No
annuities as a result of this application? (Replacement includes a lapse, surrender, 1035 Exchange, loan, withdrawal, or other change to any existing life insurance or annuity.) If yes, provide details in the chart below.

Please indicate all life insurance or annuities currently in force, pending or that have been in force within the last 12 months and identify below if any of this coverage will be replaced. Replacement forms may be required.

IN FORCE AND PENDING

FULL COMPANY NAME AND                        YEAR         PRODUCT                                                    WILL IT BE
POLICY NUMBER                  AMOUNT       ISSUED         TYPE            THE POLICY IS             TYPE             REPLACED?
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                                                                        [_] In Force            [_] Individual
                                                        [_] Annuity     [_] Pending             [_] Group          [_] Yes
                                                        [_] Life        [_] Pending w/          [_] Personal       [_] No
                                                                            money submitted     [_] Business
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                                                                        [_] In Force            [_] Individual
                                                        [_] Annuity     [_] Pending             [_] Group          [_] Yes
                                                        [_] Life        [_] Pending w/          [_] Personal       [_] No
                                                                            money submitted     [_] Business
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                                                                        [_] In Force            [_] Individual
                                                        [_] Annuity     [_] Pending             [_] Group          [_] Yes
                                                        [_] Life        [_] Pending w/          [_] Personal       [_] No
                                                                            money submitted     [_] Business
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                                                                        [_] In Force            [_] Individual
                                                        [_] Annuity     [_] Pending             [_] Group          [_] Yes
                                                        [_] Life        [_] Pending w/          [_] Personal       [_] No
                                                                            money submitted     [_] Business
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1035 Exchange? [_] Yes [_] No Estimated amount $

SPECIAL POLICY DATE

[_] Date to save age
    OR
[_] Specific date (mm/dd/yyyy):                   (cannot select 29th, 30th, or 31st of month)

Are there any other Minnesota Life applications associated with this application?                                  [_] Yes [_] No

If there are multiple applications, should they all have the same date?                                            [_] Yes [_] No

If yes, provide the names of the associated applicants:


(If yes is checked, this will require all applications to be held until all are underwritten.)

INSURABLE INTEREST, PREMIUM FINANCING AND SUITABILITY

1.  Is this policy in accordance with the owner's insurance objectives and anticipated financial needs?            [_] Yes [_] No

2.  Has the representative discussed with the owner: the need for the policy, the ability to continue to           [_] Yes [_] No
    pay premiums and whether the policy is suitable for the proposed owner?

3.  Will the owner and/or beneficiary, and/or any individual or entity on the owner's behalf, receive any          [_] Yes [_] No
    compensation, whether via the form of cash, property, an agreement to pay money in the future or otherwise as an inducement to apply for this policy?

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
4.  Has the representative recommended that the owner use qualified plan or IRA funds to purchase this             [_] Yes [_] No
    policy?

    If  yes, has the representative recommended to the owner which qualified plan or IRA the premium               [_] Yes [_] No
    amounts should come from?

5.  Has the representative recommended that the owner modify distribution payments from a pension plan,            [_] Yes [_] No
    IRA or other qualified plan?

6.  Has the owner been involved in any discussion about the possible sale or assignment of this policy or          [_] Yes [_] No
    a beneficial interest in a trust, LLC, or other entity created on the owner's behalf? If yes, provide details and a copy of the applicable entity's controlling documents.



7.  Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid              [_] Yes [_] No
    from another person or entity (including a loan against your home or other assets)? If yes, submit the Premium Financing Advisor Attestation and Premium Financing Client Disclosure forms.

8.  Has the proposed insured had a life expectancy report or evaluation done by an outside entity or               [_] Yes [_] No
    company? If yes, explain why the expectancy report was obtained.



9.  Has the owner previously sold or assigned, or is in the process of selling or assigning a life                 [_] Yes [_] No
    insurance policy on the proposed insured to a life settlement, viatical or secondary market provider?
    If yes, provide details.



10. Reason for purchasing policy:

       a.  Accumulation                                                                                            [_] Yes [_] No
       b.  Business Planning/Key Person                                                                            [_] Yes [_] No
       c.  Charitable Giving                                                                                       [_] Yes [_] No
       d.  Death Benefit Protection                                                                                [_] Yes [_] No
       e.  Estate Planning                                                                                         [_] Yes [_] No
       f.  Retirement/Deferred Compensation                                                                        [_] Yes [_] No
       g.  Other                                                                                                   [_] Yes [_] No

ILLUSTRATION INFORMATION

WILL A SIGNED ILLUSTRATION BE ATTACHED TO THIS APPLICATION? IF NO, SELECT AN OPTION BELOW                          [_] Yes [_] No

[_]  An illustration was presented to me during the sales process, however, it is not being submitted because the policy I am applying for is different than what was illustrated.
[_]  An illustration was not presented to me during the sales process.

By signing the application and checking a box above, both the representative and owner certify that i) no illustration is submitted with the application for the reason indicated above, ii) that a signed illustration will be obtained at the time the policy is delivered to the owner and iii) that the signed illustration will be returned to Minnesota Life after the policy is delivered.

MONEY SUBMITTED

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Has the owner submitted money with this application?           If yes, amount
[_] Yes   [_] No                                               $

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Was a life receipt and temporary insurance agreement given?
[_] Yes   [_] No

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

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ADDITIONAL REMARKS



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AGREEMENT AND AUTHORIZATION

AGREEMENT: I have read, or had read to me the statements and answers recorded on my application. They are given to obtain this insurance and are, to the best of my knowledge and belief, true and complete and correctly recorded. I will notify the company of any changes in the statements or answers given in the application between the time of application and delivery of the policy. I understand that any false statement or misrepresentation on this application may result in loss of coverage under this policy subject to the incontestability provision. I agree that they will become part of this application and any policy issued on it. The insurance applied for will not take effect unless the policy is issued and delivered and the full first premium is paid while the answers, to the best of my knowledge and belief as stated in this application remain true and complete. If such conditions are met, the insurance will take effect as of the earlier of the policy date specified in the policy or the date the policy is delivered to me; the only exception to this is provided in the Life Receipt and Temporary Insurance Agreement, issued if the premium is paid in advance.

VARIABLE LIFE: I understand that the amount or the duration of the death benefit (or both) of the policy applied for may increase or decrease depending on the investment results of the sub-accounts of the separate account. I understand that the actual cash value of the policy applied for is not guaranteed and increases or decreases depending on the investment results. There is no minimum actual cash value for the policy values invested in these sub-accounts.

PERSONAL INFORMATION AUTHORIZATION: I authorize Minnesota Life to share any information provided in this application with any physician, medical practitioner, hospital, clinic or other health care provider, pharmacy, pharmacy benefits manager, insurance or reinsuring company, consumer reporting agency, the MIB, Inc., or any other data aggregator (collectively the "Sources") which has any records or knowledge of my credit worthiness, credit standing, credit capacity, character, general reputation, personal characteristics, mode of living, purchase history, drug prescriptions, driving records, or physical or mental health (collectively, "Personal Information"), and/or the Personal Information of each minor child listed as the proposed insured for the purpose of performing actuarial or internal business studies, research, analytics, or other analysis. This shall include ALL INFORMATION as to any medical history, consultations, diagnoses, prognoses, prescriptions or treatments and tests, including information regarding alcohol or drug abuse and AIDS or AIDS-related conditions. To facilitate rapid submission of such information, I authorize all the Sources to give such records or knowledge to Minnesota Life Insurance Company or with the exception of MIB, Inc., to any agency employed by Minnesota Life Insurance Company to collect and transmit such information.

I understand the Personal Information is to be used for determining eligibility for insurance and it may be used for determining eligibility for benefits, or for the purpose of performing actuarial or internal business studies, research, analytics and other analysis. I understand the Personal Information may be made available to Underwriting, Claims, and support staff, licensed representatives, and firms of Minnesota Life Insurance Company. I authorize Minnesota Life Insurance Company or its reinsurers to release any such Personal Information to reinsuring companies, the MIB, Inc., or other persons or organizations performing business or legal services in connection with my application, claim or as may be otherwise lawfully required or as I may further authorize. I authorize Minnesota Life Insurance Company, or its reinsurers, to make a brief report of my personal, or if applicable, my protected health information to MIB, Inc. I understand that information used or disclosed under this authorization may be re-disclosed by the recipient and may no longer be protected by federal or state law.

I agree this authorization shall be valid for 24 months from the date it is signed. The 24-month time limit complies with the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery I may revoke this authorization at any time by sending a written request addressed to Individual Underwriting department, Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, MN 55101-2098. I understand that a revocation is not effective to the extent that any action has been taken in reliance on this authorization.

I understand that I, or my legal representative, have the right to request and receive a copy of this Authorization and that a photocopy shall be as valid as the original. I understand that no sales representative has the company's authorization, to accept risk, pass on insurability or make, or void, waive or change any conditions or provisions of the application, policy or receipt, as applicable.

I acknowledge that I have been given the Securian Privacy Notice. I understand that a copy of this entire application, including Part 2, will be attached to the policy and delivered to the policyowner.

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USA PATRIOT ACT NOTIFICATION: The USA Patriot Act requires that Minnesota Life
Insurance Company establish an Anti-Money Laundering (AML) Program, notify customers that we must verify the identity of the owner(s) of our contracts and collect information sufficient to verify identity. Failure to provide us identification information may result in the delay of insurance coverage and may result in a decision not to accept your business.

FRAUD WARNING: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.


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Proposed insured signature                                       Proposed insured name (please print)
X
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Date                             City                                                                               State

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Owner signature if other than proposed insured (give title if    Owner name (please
print) signed on behalf of a business or trust)
X
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Date                             City                                                                               State

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Owner signature if other than proposed insured (give title if    Owner name (please
print) signed on behalf of a business or trust)
X
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Date                             City                                                                               State

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Parent/conservator/guardian signature for juvenile applications  Parent/conservator/guardian name (please print)
signature
X
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Date                             City                                                                               State

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IS REPLACEMENT OF EXISTING LIFE INSURANCE OR ANNUITY INVOLVED IN THIS APPLICATION?                                  [_] Yes  [_] No

I believe that the information provided by the owner and proposed insured is true and accurate. I certify I have accurately recorded all information given by the owner and proposed insured(s).

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Licensed representative signature                                Licensed representative name (please print)        Date
X
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

                                       8